Exhibit 99.2

ModivCare Announces $400 Million Private Offering of Senior Notes

ATLANTA, GA – August 9, 2021 – ModivCare Inc. (“ModivCare”) (Nasdaq: MODV), today announced a private placement offering of $400 million in aggregate principal amount of newly issued senior notes maturing in 2029 (the “notes”), issued by ModivCare Escrow Issuer, Inc. (the “Escrow Issuer”), a Delaware corporation established to issue the notes. Completion of the offering is subject to, among other things, pricing and standard closing and market conditions.

ModivCare intends to use the proceeds from the notes to (i) pay the consideration in connection with the acquisition of VRI Intermediate Holdings, LLC (the “VRI Acquisition”), and (ii) pay fees and expenses incurred in connection with the VRI Acquisition.

The gross proceeds of the offering will be deposited into a segregated escrow account until the date that certain escrow release conditions are satisfied. The escrow conditions include the consummation of the VRI Acquisition and the merger of the Escrow Issuer into ModivCare, among other conditions precedent. Prior to the consummation of the VRI Acquisition and satisfaction of the escrow release conditions and pending the release of the escrowed property (if applicable), the notes will be secured by a first priority security interest in the escrow account and escrowed property. From and after the consummation of the VRI Acquisition and satisfaction of the escrow release conditions and following the release of the escrowed property (if applicable), the notes and the note guarantees will not be secured, and will be ModivCare’s and each of its then current and future wholly owned domestic subsidiaries’ (the “Guarantors”) senior obligations and will rank equal in right of payment with any of ModivCare’s and the Guarantors’ existing and future senior indebtedness, including indebtedness under ModivCare’s credit facility.

The notes and the note guarantees will rank senior in right of payment to any of ModivCare’s and the Guarantors’ existing and future indebtedness and obligations that are, by their terms, expressly subordinated to the notes and the note guarantees. The notes and related note guarantees will be effectively junior to all of ModivCare’s and the Guarantors’ existing and future secured indebtedness, including indebtedness under the credit facility, to the extent of the value of the collateral securing such indebtedness. The notes will also be structurally junior to all indebtedness of ModivCare’s subsidiaries that do not guarantee the notes.

The notes to be offered will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other state securities laws. As a result, they may not be offered or sold in the United States or to any U.S. persons, except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Accordingly, the notes will be offered only to persons reasonably believed to be “qualified institutional buyers” under Rule 144A of the Securities Act or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. A confidential offering memorandum for the notes will be made available to such eligible persons. The offering will be conducted in accordance with the terms and subject to the conditions set forth in such offering memorandum.

This news release is neither an offer to sell nor a solicitation of an offer to buy, nor shall there be any sale of, these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About ModivCare

ModivCare Inc. ("ModivCare") (Nasdaq: MODV) is a technology-enabled healthcare services company that provides a suite of integrated supportive care solutions for public and private payors and their patients. Our value-based solutions address the social determinants of health, enable greater access to care, reduce costs, and improve outcomes. We are a leading provider of non-emergency medical transportation, personal and home care, and nutritional meal delivery. ModivCare also holds a minority equity interest in CCHN Group Holdings, Inc. and its subsidiaries ("Matrix Medical Network"), which partners with leading health plans and providers nationally, delivering a broad array of assessment and care management services to individuals that improve health outcomes and health plan financial performance. For more information, please visit us at www.modivcare.com.

Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are frequently identified by the use of terms such as “may,” “will,” “should,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” and similar words indicating possible future expectations, events or actions. Such forward-looking statements are based on current expectations, assumptions, estimates and projections about our business and our industry, and are not guarantees of our future performance. These statements are subject to a number of known and unknown risks, uncertainties and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein, including but not limited to: government or private insurance program funding reductions or limitations; alternative payment models or the transition of Medicaid and Medicare beneficiaries to Managed Care Organizations; our inability to control reimbursement rates received for our services; cost containment initiatives undertaken by private third-party payors; the effects of a public health emergency; inadequacies in, or security breaches of, our information technology systems, including the systems intended to protect our clients’ privacy and confidential information; any changes in the funding, financial viability or our relationships with our payors; pandemic infectious diseases, including the COVID-19 pandemic; disruptions to our contact center operations caused by health epidemics or pandemics like COVID-19; delays in collection, or non-collection, of our accounts receivable, particularly during any business integration; an impairment of our long-lived assets; any failure to maintain or to develop further reliable, efficient and secure information technology systems; an inability to attract and retain qualified employees; any acquisition or acquisition integration efforts; estimated income taxes being different from income taxes that we ultimately pay; our contracts not surviving until the end of their stated terms, or not being renewed or extended; our failure to compete effectively in the marketplace; our not being awarded contracts through the government’s requests for proposals process, or our awarded contracts not being profitable; any failure to satisfy our contractual obligations or to maintain existing pledged performance and payment bonds; a failure to estimate accurately the cost of performing our contracts; any misclassification of the drivers we engage as independent contractors rather than as employees; significant interruptions in our communication and data services; not successfully executing on our strategies in the face of our competition; any inability to maintain relationships with existing patient referral sources; certificates of need laws or other regulatory and licensure obligations that may adversely affect our personal care integration efforts and expansion into new markets; any failure to obtain the consent of the New York Department of Health to manage the day to day operations of our licensed in-home personal care services agency business that we acquired with our Personal Care Segment; acquired unknown liabilities in connection with the acquisition of our Personal Care Segment; changes in the case-mix of our personal care patients, or changes in payor mix or payment methodologies; our loss of existing favorable managed care contracts; our experiencing shortages in qualified employees and management; labor disputes or disruptions, in particular in New York; becoming subject to malpractice or other similar claims; our lack of sole decision-making authority with respect to our minority investment in Matrix; the cost of our compliance or non-compliance with existing laws; changes to the regulatory landscape applicable to our businesses; changes in budgetary priorities of the government entities or private insurance programs that fund our services; regulations relating to privacy and security of patient and service user information; actions for false claims or recoupment of funds; civil penalties or loss of business for failing to comply with bribery, corruption and other regulations governing business with public organizations; changes to, or violations of, licensing regulations, including regulations governing surveys and audits; our contracts being subject to audit and modification by the payors with whom we contract, at their sole discretion; our existing debt agreements containing restrictions that limit our flexibility in operating our business; our substantial indebtedness and lease obligations; any expiration of the credit agreement that governs our credit facility or loss of available financing alternatives; our ability to incur substantial additional indebtedness; future sales of shares of our common stock by existing stockholders; our stock price volatility; our dependence on our subsidiaries to fund our operations and expenses; securities analysts failing to publish research or publishing misleading or unfavorable research about us; anti-takeover provisions could discourage a change of control of our company and affect the trading price of our stock; and our reliance on our Matrix Investment segment’s financial condition.

ModivCare has provided additional information in our annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. ModivCare undertakes no obligation to update or revise any forward- looking statements contained in this release, whether as a result of new information, future events or otherwise, except as required by applicable law.

Investor Contact:

The Equity Group

Kalle Ahl, CFA

T: (212) 836-9614

kahl@equityny.com